UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

ANTARES STRATEGIC CREDIT FUND

(Exact name of Registrant as specified in its charter)

Delaware	814-01700	93-3416650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 South Canal Street, Suite 4200
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312 638-4000

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On March 20, 2025, Venugopal Rathi notified the Board of Trustees (the “Board”) of Antares Strategic Credit Fund (the “Company”) of his resignation as the Company’s Chief Financial Officer. Mr. Rathi’s resignation was effective as of the close of business on March 20, 2025.

On March 21, 2025, the Board appointed Monica Kelsey as Chief Financial Officer of the Company effective as of the close of business on March 21, 2025.

Ms. Kelsey is Chief Financial Officer of the Company. Ms. Kelsey also serves as Chief Financial Officer of Antares Capital and is a member of the Antares Capital Executive Committee. She is responsible for Antares’ Finance function. Prior to joining Antares in 2022, Ms. Kelsey was managing director and chief financial officer at Madison Capital Funding LLC, a company with whom she held various positions between 2022 and 2004. Previously, she was executive director, head of global finance at UBS Global Asset Management. Ms. Kelsey began her career with the audit firm of PricewaterhouseCoopers. Ms. Kelsey earned a B.S. in Accounting/Computer Information Systems from Murray State University and an MBA from Northwestern University Kellogg Graduate School of Management. She has more than 31 years of industry experience.

Ms. Kelsey has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Ms. Kelsey has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES STRATEGIC CREDIT FUND

Date: March 24, 2025	By:	/s/ Monica Kelsey
	Name:	Monica Kelsey
	Title:	Chief Financial Officer